- 1 - Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential. Contrat de mise à disposition de Travailleurs à titre principal (travail en régie) entre Main Employee placement contract between Globalization Partners Switzerland SA Route de Frontenex 86bis 1208 Genève Suisse as Employer Globalization Partners Switzerland SA Route de Frontenex 86bis 1208 Genève Switzerland as Employer et and Nicola Heffron *** l’employé Nicola Heffron *** as Employee 1. Préambule 1. Preamble 1.1. Généralités Le présent contrat de travail a pour objet la location des services du Travailleur à une entreprise tierce (entreprise de mission) en vue d’effectuer le genre de travaux suivants : 1.1. General information The purpose of this employment contract is the placement of the services of the Employee to a third company (Assignment Company) in order to carry out the following type of work: - « Chief Operating Officer » - Chief Operating Officer Un engagement éventuel du Travailleur dans un établissement de l’entreprise de régie n’est pas exclu. A potential appointment of the Employee in an establishment of the Employer is not excluded. Il est conclu pour une durée indéterminée indépendamment des engagements dans les entreprises tierces. It is concluded for an open-ended period independently of appointments in third companies. 1.2. Convention collective de travail avec déclaration d’extension Lorsque l’entreprise de mission est soumise à une convention collective de travail avec déclaration d’extension, le bailleur de services doit appliquer aux Travailleurs celles des dispositions de ladite convention qui concernent le salaire et la durée du travail. Si une convention collective de travail étendue prévoit une contribution obligatoire aux frais de formation continue et aux frais d’exécution, les dispositions concernées s’appliquent aussi au bailleur de services, auquel cas les contributions doivent être versées au prorata de la durée de l’engagement. Lorsqu’une entreprise locataire de services est soumise à une convention collective de travail avec déclaration 1.2. Collective bargaining agreement with declaration of extension When the assignment company is subject to a collective bargaining agreement with declaration of extension, the labour leasing company must apply to the Employees those provisions of the said agreement that concern the salary and working hours. If an extended collective bargaining agreement provides for a compulsory contribution to the ongoing training costs and implementation costs, the provisions concerned also apply to the labour leasing company, in which case the contributions must be paid pro rata the length of the appointment. When an Assignment Company is subject to a collective bargaining agreement with declaration of extension putting in place an early

- 2 - Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential. d’extension instituant un régime de retraite anticipée, le bailleur de services est également tenu de respecter ce régime envers le Travailleur. Si le bailleur de services et ses Travailleurs loués remplissent les conditions de la convention collective de travail étendue relative à la location de services, cette dernière est applicable, à moins que la règlementation de ce contrat ou d’avenant au contrat de mise à disposition soit plus avantageuse pour le Travailleur. 1.3. Début des rapports de travail Le présent contrat de travail est conclu le 1 décembre 2021 pour une durée indéterminée. Cependant, votre date d'ancienneté sera le 1 janvier 2020. 2. Droits du Travailleur 2.1 Salaire Le salaire mensuel fixe brut est de CHF 43,426.24 payé sur 12 mois. 2.2 Heures supplémentaires, travail supplémentaire Si le temps de travail fixé par l’Employeur ou les directives de l’entreprise de mission dépasse l’horaire de travail normal fixé au point 3.3 du présent contrat, la différence est considérée comme heures supplémentaires. Le cas échéant, ces heures supplémentaires sont payées sans droit à un supplément de salaire ou sont compensées par un congé équivalent. Les heures de travail prévues par l’horaire de travail de l’entreprise qui dépassent le temps de travail normal prévu par la loi sur le travail sont considérées comme travail supplémentaire. Le cas échéant, ces heures donnent droit à un supplément de salaire de 25% ou sont compensées par un congé équivalent. Le nombre maximum d’heures de travail supplémentaires admis par la loi sur le travail ne peut être dépassé. 2.3 Paiement du salaire Le salaire est versé à la fin du mois (au plus tard le cinquième jour ouvrable du mois suivant), avec les frais et les éventuelles heures supplémentaires. Lorsque la mission pension scheme, the labour leasing company is also bound to respect this scheme towards the Employee. If the labour leasing company and its placed employees meet the requirements of the Swiss Collective Labour Agreement (CCT) about labour leasing, the latter shall apply unless the terms of this Contract or any amendment or assignment under such Contract of this employee placement contract are more favourable to the Employee. 1.3. Commencement of working relations This employment contract is concluded on December 1, 2021 for an open-ended period. However, your seniority date will be January 1, 2020. 2. Workers’ rights 2.1. Salary The monthly gross fixed salary is 43,426.24 CHF paid 12 times. 2.2. Overtime, additional work If the working hours set by the Employer or the directives of the Assignment Company exceed the normal working hours set in point 3.3 hereof, the difference is considered to be overtime. Such overtime need be compensated or can be compensated by equivalent leave, at the discretion of the Employer. The working hours provided for by the Assignment Company’s working hours that exceed the maximum weekly working hours provided for by section 9 of the Employment Act are considered to be additional work. Such additional work entitles the Employee to an additional salary of 25% or, provided the Employee agrees, may be compensated for by equivalent leave. The maximum number of additional working hours allowed by section 12 para. 2 of the Employment Act cannot be exceeded. 2.3. Payment of the salary The salary is paid at the end of the month (by the fifth working day of the following month at the latest), with expenses and any extra hours/overtime. When the

- 3 - Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential. dure moins d’un mois, le salaire est versé à la fin de la mission). Le salaire est en règle générale versé sur un compte postal ou bancaire du Travailleur ou à défaut, en espèces ou par chèque, les frais d’encaissement des chèques étant à la charge du Travailleur. Le Travailleur recevra dans tous les cas un décompte détaillé. 2.4 Déductions sociales Sont déduits du salaire brut: • 5.3% cotisations AVS/AI/APG • 1.1% cotisation AC jusqu’à 148,200 CHF de salaire annuel • 0.5% cotisation AC2 dès 148,200 CHF de salaire annuel • Cotisation assurance-accidents non professionnels (100% de la cotisation est à la charge de l’employé) • Cotisation assurance indemnités journalières maladie (50% de la cotisation totale est à la charge de l’employé) • Cotisation LPP (pour des missions d’une durée indéterminée ou déterminée dépassant trois mois ou à partir du moment où plusieurs missions atteignent une durée cumulée supérieure à trois mois et pour autant que le salaire annuel atteigne au moins 21,510 CHF) 50% de la cotisation totale est à la charge de l’employé. • 0.046 % assurance maternité genevoise. • Déductions relatives à d’éventuelles conventions collectives de travail le cas échéant. 2.5 Temps d’essai Le présent contrat ne contient pas de période d’essai. 2.6 Vacances et jours fériés 2.6.1 Vacances Le droit aux vacances est de 25 jours ouvrables. 2.6.2 Jours fériés Le Travailleur a droit à la rétribution des jours fériés. A l’exception du 1er août, sont déterminants les jours fériés déclarés officiels par la législation cantonale à laquelle est soumise l’entreprise de mission. assignment lasts less than one month, the salary is paid at the end of the assignment. Salaries are as a general rule paid into a post office or bank account of the Employee or failing this, in cash or by cheque, the costs of cashing the cheques being borne by the Employee. In all cases the Employee shall receive a detailed breakdown. 2.4. Social contributions Deducted from the gross salary are: • 5.3 % AVS/AI/APG • 1.1% AC contributions up to an annual salary of 148,200 CHF • 0.5% AC2 contributions from an annual salary of 148,200 CHF • Premium for non-occupational accident insurance (ANP) fully charged to employee • Premium for daily health insurance indemnities 50% charged to employee. • Premium for pension fund (for assignments of an open-ended or fixed period exceeding three months or from the moment when several assignments reach an accumulated period of more than three months and insofar as the annual salary amounts to at least 21,510 CHF) 50% charged to employee. • 0.046 % Geneva maternity insurance • Deductions relating to potential extended collective bargaining agreements. 2.5. Probationary period This contract does not include a trial period. 2.6. Holidays and bank holidays 2.6.1. Holidays Entitlement to paid holiday is 25 working days. 2.6.2. Bank holidays The Employee is entitled to be paid for bank holidays. With the exception of the 1st August, the bank holidays declared as official by the cantonal legislation to which the Assignment Company is subject governs.

- 4 - Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential. 2.7 Prestations sociales 2.7.1 Accident Le Travailleur est assuré contre les accidents professionnels. Le salaire est couvert à hauteur de 80% dès le premier jour qui suit le jour de l’accident; l’Employeur verse au moins les 80% du salaire pendant le délai d’attente. Lorsque l’horaire de travail hebdomadaire moyen atteint au moins 8 heures, les accidents non professionnels sont couverts. 2.7.2 Maladie Une assurance indemnités journalières couvre les pertes de salaire en cas de maladie ; le Travailleur touche 80% du salaire dès le premier jour de maladie et ce pendant 730 jours, sous réserve d’éventuelles limitations ou réserves de l’assurance. A toutes fins utiles, les conditions générales d’assurance sont remises au travailleur. En cas de limitations ou réserves de l’assurance, sans responsabilité de l’employeur, ce dernier reste tenu de payer le salaire en application de l’art. 324a CO (Echelle de Berne). 2.7.3 Service militaire, service civil ou de protection civile Le Travailleur a droit, pour le service accompli dans l’armée suisse, le service civil ou de protection civile, à des allocations pour perte de gain (APG). Les prestations APG sont complétées à hauteur de 80% du salaire conformément à l’échelle bernoise, soit durant : • 3 semaines pendant la 1re année de service (plus de 3 mois) • 1 mois pendant la 2e année de service • 2 mois pendant la 3e et la 4e année de service • 3 mois de la 5e à la 9e année de service • 4 mois de la 10e à la 14e année de service • 5 mois de la 15e à la 19e année de service • 6 mois de la 20e à la 25e année de service 2.7.4 Maternité Les travailleuses ont droit à l'allocation de maternité, conformément à l'article 16b ss de la loi sur les allocations pour pertes de gain, LAPG, si elles ont été assurées obligatoirement au sens de l'assurance-vieillesse et survivants, LAVS, pendant les 9 mois précédant l'accouchement, et qu'au cours de cette période elles ont exercé une activité lucrative durant 5 mois et sont toujours Travailleures à la date de l'accouchement. Si ces conditions 2.7. Social security benefits 2.7.1. Accident The Employee is insured for occupational accidents. The salary is covered up to 80% from the first day that follows the day of the accident; the employer pays at least 80% of the salary during the waiting period. When the average weekly working hours reach at least 8 hours, non-occupational accidents are covered. 2.7.2. Illness Per diem insurance covers salary losses in the event of illness; the Employee is thus paid 80% of his salary as from the first day of illness and up to 730 days, subject to any limitations or reservations of the insurance. For all intents and purposes, the insurance’s general conditions are provided to the Employee. In the event of limitations or reservations of the insurance, without liability of the employer, the latter remains obliged to pay the salary in accordance with Art. 324a CO (Berne Scale). 2.7.3. Military service, civil service or civil protection The Employee is entitled, for time served in the Swiss army, civil service or civil protection, to loss of earnings benefits (APG). The APG benefits are supplemented up to 80% of the salary in accordance with the Bern scale, i.e. for: • 3 weeks during the 1st year of service (more than 3 months) • 1 month during the 2nd year of service • 2 months during the 3rd and 4th year of service • 3 months from the 5th to the 9th year of service • 4 months from the 10th to the 14th year of service • 5 months from the 15th to the 19th year of service • 6 months from the 20th to the 25th year of service 2.7.4. Maternity Female Employees are entitled to maternity benefits, in accordance with article 16b ss of the law on loss of earnings benefits (LAPG), if they are insured compulsorily in the meaning of old-age and survivors insurance (LAVS), during the 9 months preceding giving birth and that during this period they have exercised a lucrative activity for 5 months and are still employed on the date of giving birth. Should these conditions not be fulfilled, art. 324a CO might apply.

- 5 - Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential. ne sont pas remplies, il convient d’examiner si le salaire doit être payé conformément à l'art. 324a CO. Le droit à l'allocation prend effet le jour de l'accouchement. La mère bénéficie d'un congé d'au maximum 14 semaines (Genève : 16 semaines) payées à raison de 80% du revenu moyen de l'activité réalisée avant l'accouchement (l'indemnité journalière s'élève à 196 francs au plus / Genève : 280 francs). L'allocation est versée sous la forme d'indemnités journalières (max. 98 indemnités journalières / Genève : 112). Si la mère reprend son activité lucrative durant cette période, le droit s'éteint de manière anticipée. A Genève, en cas de placement d'un enfant en vue de son adoption, les prestations sont accordées aux futurs parents adoptifs si, à la date du placement, l'enfant a moins de 8 ans révolus, l'enfant n'est pas celui du conjoint, la personne assurée est en possession de l'autorisation provisoire d'adopter et que le parent qui demande l'allocation cesse effectivement le travail pendant le congé d'adoption. Un des deux parents adoptant a droit à un congé d'au maximum 16 semaines payées à raison de 80% du revenu moyen de l'activité réalisée avant l'adoption. 2.7.5 Affiliation à la prévoyance professionnelle Lorsque le Travailleur a été engagé avec un contrat de mise à disposition de Travailleurs à titre principal (travail en régie) de durée indéterminée ou de durée déterminée dépassant trois mois, il doit être affilié à la LPP dès le premier jour des rapports contractuels. Lorsqu’un contrat de mission d’une durée limitée à moins de trois mois est prolongé au-delà de trois mois, le Travailleur doit être affilié à la LPP dès que la prolongation a été convenue. De même, le Travailleur doit être affilié à la LPP dès que l’ensemble des missions qu’il a effectuées atteint une durée totale de plus de trois mois et qu’il n’y a pas plus de trois mois d’interruption entre les missions. Les missions peuvent être effectuées auprès de différentes entreprises locataires de services et ne pas se suivre immédiatement. Les autres conditions telles que le salaire annuel minimum ou l’âge doivent toutefois également être remplies. 2.8 Résiliation des rapports de travail Le délai de congé applicable en cas de résiliation des rapports de travail est de 3 mois pour la fin d’un mois. The right to benefits takes effect on the day of giving birth. The mother benefits from 14 weeks leave at the most (Geneva: 16 weeks) paid at a rate of 80% of the average income of the activity carried out before giving birth (daily allowance maximum amount 196 CHF – Geneva 280 CHF). The benefit is paid in the form of per diem allowances (maximum 98 per diem allowances/Geneva: 112). If the mother resumes her lucrative activity during this period, the right ceases early. In Geneva, in the event of the placement of a child in view of his/her adoption, the benefits are granted to the future adoptive parents if, on the date of the placement, the child is 8 years and under, the child is not that of the spouse, the insured person is in possession of the temporary authorisation to adopt and the parent who requests the allowance effectively stops working during the adoption period. One of the two adopting parents is entitled to 16 weeks paid leave at the most at a rate of 80% of the average income of the activity carried out before the adoption. 2.7.5. Affiliation to occupational pension planning When the Employee has been hired with a main Employee placement contract of an open-ended period or fixed period exceeding three months, he/she must be affiliated with the LPP from the first day of contractual relations. When an assignment contract of a limited period of less than three months is extended beyond the three months, the Employee must be affiliated with the LPP once the extension has been agreed. Likewise, the Employee must be affiliated with the LPP once all of the assignments the he/she has carried out reaches a total period of more than three months and there is no more than three months interruption between assignments. The assignments can be carried out with different labour leasing companies and not succeed one another immediately. The other conditions such as the minimum annual wage or age must however also be fulfilled. 2.8. Termination of working relations The notice period applicable in the event of termination of working relations is 3 months to the end of the month.

- 6 - Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential. 2.9 Protection contre les licenciements Conformément à l’article 336c CO, l’Employeur ne peut pas résilier le contrat de travail après le temps d’essai: a. Pendant que le Travailleur accomplit un service obligatoire, militaire ou dans la protection civile, service féminin de l’armée ou service de la croix rouge en vertu de la législation fédérale, ou encore pendant les quatre semaines qui précédent et qui suivent ce service pour autant qu’il ait duré plus de onze jours; b. Pendant une incapacité de travail totale ou partielle résultant d’une maladie ou d’un accident non imputables à la faute du Travailleur, et cela, durant 30 jours au cours de la première année de service, durant 90 jours de la deuxième à la cinquième année de service et durant 180 jours à partir de la sixième année de service ; c. Pendant la grossesse et au cours des seize semaines qui suivent l’accouchement ; d. Pendant que le Travailleur participe, avec l’accord de l’Employeur, à un service d’aide à l’étranger ordonné par l’autorité fédérale. Si le congé a été donné avant l’une de ces périodes et si le délai de congé n’a pas expiré avant cette période, ce délai est suspendu et ne continue à courir qu’après la fin de la période. Lorsque les rapports de travail doivent cesser à un terme, tel que la fin d’un mois ou d’une semaine de travail, et que ce terme ne coïncide pas avec la fin du délai de congé qui a recommencé à courir, ce délai est prolongé jusqu’au prochain terme. 2.10 Protection des données L’Employeur ne traite les données du Travailleur conformément à ses obligations légales en tant qu’Employeur et conformément à l’avis de confidentialité remis au Travailleur. 3. Devoirs du Travailleur 3.1 Nature du travail à fournir / fonction - « Chief Operating Officer» 2.9. Protection against redundancy In accordance with article 336c CO, the employer cannot terminate the employment contract after the probationary period: a. While the Employee fulfils compulsory, military service or serves in civil protection, the women’s army corps or the red cross in terms of Federal law, or during the four weeks that precede and follow this service insofar as it has lasted more than eleven days; b. During a total or partial inability to work resulting from an illness or accident not attributable to the fault of the Employee, and for a period of 30 days during the first year of service, of 90 days from the second to the fifth year of service and for 180 days from the sixth year of service; c. During pregnancy and during the sixteen weeks after giving birth; d. While the Employee participates, with the agreement of the employer, in foreign aid service ordered by the federal authority. If notice was given before one of these periods and if the notice period has not expired before this period, this period is suspended and only continues to be in effect after the end of the period. If working relations must cease on a date, such as the end of a month or week’s work, and if this date does not coincide with the end of the notice period which has resumed again, this period is extended until the next date. 2.10. Data protection The employer shall process the Employee’s data in accordance with its legal obligations as the employer and consistent with the privacy notice provided to the Employee. 3. Duties of the Employee 3.1. Nature of the work to supply/function - Chief Operating Officer

- 7 - Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential. 3.2 Lieu de travail Le lieu de travail est le domicile du Travailleur, le siège de l’Employeur ou un autre lieu désigné par l’entreprise de mission ou l’Employeur, ou tout autre lieu en Suisse que le Travailleur peut décider. Il est communiqué au Travailleur en temps utile par un avenant écrit faisant partie intégrante du contrat. Le Travailleur est tenu d’accepter la mission qui lui est assignée. 3.3 Horaire de travail Le temps de travail normal est de 42 heures par semaine. La répartition des heures de travail est convenue oralement. 3.4 Devoir de diligence Le Travailleur s’engage à accomplir avec diligence et conscience les tâches que lui confie l’entreprise de mission. 3.5 Directives Le Travailleur observe les directives de l’Employeur et de l’entreprise de mission. Pendant la mission, il se conforme aux usages et au règlement de l’entreprise de mission. 4. Disposition complémentaire Les articles 319 ss de la loi fédérale du 30 mars 1911 complétant le Code civil suisse (Livre cinquième: Droit des obligations), la loi fédérale du 13 mars 1964 sur le travail dans l’industrie, l’artisanat et le commerce (loi sur le travail), la loi fédérale du 6 octobre 1989 sur le service de l’emploi et la location de services, la loi fédérale du 28 septembre 1956 permettant d’étendre le champ d’application de la convention collective de travail, ainsi que le code de procédure civile suisse (CPC) du 19 décembre 2008 s’appliquent à toutes les questions non réglées dans le présent contrat. Les deux parties sont au courant que l’entreprise de mission peut avoir un intérêt légitime à conclure certains contrats avec le Travailleur, notamment en matière de propriété intellectuelle. Si l'Employeur consent par écrit à de tels contrats, il renonce du même coup à ses droits, le cas échéant, en tant qu'Employeur à l'encontre de l'employé en rapport avec l'objet de ces contrats. 5. Confidentialité – Non divulgation Le Travailleur reconnaît que son engagement par la Société établira entre eux une relation de confiance, et que 3.2. Place of work The place of work is the home office of the Employee or as requested by the Assignment Company or Employer or such other location in Switzerland as the Employee may decide. It is communicated to the Employee in due course by a written amendment being an integral part of the contract. The Employee is bound to accept the assignment assigned to him/her. 3.3. Working hours The working hours are 42 weekly hours. The distribution of the working hours is agreed verbally. 3.4. Due care The Employee undertakes to fulfil the tasks entrusted to him/her by the assignment company with due care and awareness. 3.5. Directives The Employee observes the directives of the Employer and the Assignment Company. During the assignment, he/she complies with the uses and regulations of the Assignment Company. 4. Additional provisions Articles 319 ss of the Federal law of the 30 March 1911 supplementing the Swiss Civil Code (fifth volume: Law of Obligations), the Federal Law of the 13 March 1964 on work in industry, crafts and trade (Labour Law), the Federal Law of the 6 October 1989 on employment service and labour leasing, the Federal law of the 28 September 1956 allowing the scope of application of the collective bargaining agreement to be extended, as well as the Swiss Code of Civil Procedure (CCP) of the 19 December 2008 apply to all questions not answered in this contract. Both parties understand that the assignment company may have a legitimate interest in entering certain contracts with the employee, in particular regarding intellectual property. Provided the employer consents in writing to such contracts, the employer waives its rights, if any, as an employer against the employee pertaining to the subject-matter of these such contracts. 5. Confidentiality – Non disclosure The Employee acknowledges that his engagement by the Company will establish a relationship of trust and that the

- 8 - Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential. l’utilisation ou la divulgation non autorisée de renseignements confidentiels concernant la Société, le groupe Globalization Partners, ou des sociétés affiliées existantes ou à créer, ou la clientèle, relatifs aux affaires de celles-ci, à leurs clients, leurs fournisseurs, leurs services, ou à leurs méthodes de travail pourrait porter préjudice à la Société. Le Travailleur s’engage à conserver strictement confidentiel des documents, données et informations, sous quelque forme que ce soit, notamment ceux concernant : - la situation économique et financière de la Société et de son groupe ou de la clientèle, les actions de vente, marketing et de publicité, les secrets commerciaux de la Société et de son groupe ou de la clientèle, - les processus confidentiels, techniques, secrets de fabrication, savoir-faire, brevets, marques, méthodes, systèmes, capacités opérationnelles, logiciels, matériel informatique, - les activités de recherche, développement, création, création de logiciel, inventions, appareils, découvertes, concepts, idées, formules, ainsi que toute amélioration ou modification de ceux-ci, - les listes de clients, présents et à venir de la Société, du Groupe et de ses sociétés affiliées ainsi que de la clientèle. Le Travailleur s’engage formellement à ne pas utiliser ni divulguer à qui que ce soit, de tels documents, données ou informations, en dehors de ce qui lui est nécessaire pour l’exercice de ses fonctions. Le Travailleur s’engage à respecter scrupuleusement cette obligation de secret, de confidentialité et de discrétion pendant toute la durée de son engagement, et dix ans après la rupture du présent contrat, quelle qu’en soit la cause. Le Travailleur s’engage a fortiori à ne pas utiliser ces connaissances à son profit, et se déclare à cet effet lié par le secret professionnel le plus absolu. Le Travailleur a pris connaissance à la signature du présent contrat, des pénalités encourues, notamment aux termes de l’article L. 1227-1 du Code du Travail. unauthorized use or disclosure of confidential information about the Company, the Globalization Partners group, or existing or future affiliated companies, or the clientele, relating to the business thereof, that of their clients, suppliers, services or work methods may be harmful to the Company. The Employee agrees to keep strictly confidential documents, data and information in any form including those relating: - to the economic and financial position of the Company and its group or the clientele, the sales, marketing and advertising actions, business secrets, of the Company and its group or the clientele, - to confidential, technical processes, manufacturing secrets, know how, patents, brands, methods, systems, operational capabilities, software, hardware, - to research and development work, creation work, software development, inventions, machines, discoveries, concepts, ideas, formulas, as well as any improvement thereof or change therein, - Client lists, whether present or future, of the Company, the Group and its affiliated companies as well as the clientele. The Employee formally agrees not to use or disclose to anyone any such documents, data or information, except as absolutely required for the performance of his duties. The Employee agrees to comply with this secrecy, confidentiality and discretion clause throughout the term of this contract and ten years after the termination thereof, whatever the cause thereof. The Employee agrees additionally not to use such knowledge for his own profit, and states that he is bound for that purpose by utmost secrecy. The Employee is aware upon executing this contract, of penalties incurred, including under section 162 of the Swiss Criminal Code.

- 9 - Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential. 6. Dispositions diverses Le Travailleur s’engage à faire connaître à la Société toute modification dans sa situation personnelle pouvant avoir des conséquences dans la gestion de son dossier social (adresse, situation familiale, etc.). Le Travailleur reconnaît expressément que le présent Contrat annule et remplace toute offre d’emploi ou contrat de travail ou autre document contractuel signé antérieurement avec la Société, sa société mère ou l’une quelconque de ses sociétés affiliées. Le Travailleur déclare formellement être libre de tout engagement vis-à-vis de tout autre Employeur, et notamment ne pas supporter d’obligation spécifique en matière de non- concurrence. 7. Lieu de juridiction Le tribunal du domicile ou du siège du défendeur ou celui du lieu où le Travailleur exerce habituellement son activité professionnelle est compétent pour statuer sur les actions relevant du droit du travail (art. 34, al. 1, CPC). Est en outre compétent pour statuer sur les actions de Travailleurs relevant de la loi sur le service de l’emploi le tribunal du lieu de l’établissement commercial du bailleur de services avec lequel le contrat a été conclu (art. 34, al. 2, CPC). Ce contrat est soumis exclusivement au droit matériel suisse, à l’exclusion de ses règles de conflit de droit. 8. Langue La version définitive du présent contrat qui lie les Parties est la version française, la version anglaise de ce contrat n’étant fournie qu’à titre d’information. En cas de contradiction entre les versions française et anglaise, la version française prévaudra. 6. Various provisions The Employee agrees to inform the Company of any change in his personal situation that could have consequences on the handling of his employee file (address, marital or family status, etc.). The Employee formally recognises that this Contract supersedes any offer of employment, employment contract or other contractual document previously signed with the Company, its parent company or any other affiliated company. The Employee hereby formally states that he is free from any undertaking towards another employer, including from any specific non-competition duty. 7. Place of jurisdiction and applicable law The court of the place where the Employee usually carries out his/her work or the court of the place where the commercial establishment of the labour leasing company is situated (art. 34, al. 1, CPC) has jurisdiction over legal proceedings. The court of the place where the commercial establishment of the labour leasing company is situated (art. 34, al. 2, CPC) has jurisdiction over the legal proceedings brought by the Employee. This agreement is subjected exclusively to Swiss substantive law to the exclusion of its conflict of law rules. 8. Language The definitive version of this contract that binds the Parties is the French language version, the English version being provided for information purposes only. In the event of a contradiction between the two versions, the French version shall prevail.

- 10 - Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential. Lieu et date : St. Zacharie 08 December 2021 /s/ Janna Vidal L’Employer Globalization Partners Switzerland SA (bailleur de services) Lieu et date : Allenwinden 08 December 2021 /s/ Nicola Heffron Le Travailleur : Nicola Heffron Place and date : St. Zacharie 08 December 2021 /s/ Janna Vidal The Employer Globalization Partners Switzerland SA (labour leasing service) Place and date : Allenwinden 08 December 2021 /s/ Nicola Heffron The Employee : Nicola Heffron